Exhibit 10.1

AGREEMENT FOR PROJECT STAFFING SERVICES
BETWEEN IMMEDIATEK, INC. & SILVER CINEMAS ACQUISITION CO.

THIS AGREEMENT FOR PROJECT STAFFING SERVICES (the “Agreement”) is entered into by and between Immediatek, Inc. (“Consultant”) and Silver Cinemas Acquisition Co. (“Client”).

Consultant agrees to supply Client with information technology consulting personnel to perform computer software programming, system analysis, design, project management, consulting and/or education and training (the “Services”) and Client desires to utilize the Services of Consultant under the following terms and conditions:

1.	Fees. The hourly rates for Services will be established for each of Consultant’s personnel providing Services under this Agreement. Unless otherwise agreed in writing, the billing rate for Consultant’s personnel, other than Darin Divinia, will be $55 per hour. Unless otherwise agreed in writing, the billing rate for Darin Divinia will be $125 per hour. Notwithstanding anything to the contrary in this agreement, the fees charged pursuant to this agreement shall not exceed $3,000 in any given month without the express written consent of Client.

2.	Payments. On the 1st day of the month following each month in which the Services have been provided, Consultant’s personnel will submit a time sheet showing the hours worked each day of the prior month to an authorized member of Client’s management for approval. Consultant must be informed within ten (10) days of receipt of an invoice of any disputes or discrepancies with Services related to the invoice. Otherwise, all invoices will be considered accurate and payable after twenty days. When an invoice is outstanding over forty-five (45) days, Consultant may suspend work on any new projects or personnel searches. Invoices more than forty-five (45) days old are subject to collection by an attorney and are subject to a finance charge of the lower of one and one-half percent per month or the highest amount allowed by law. Any attorney’s fees, court costs or other collection expenses incurred by Consultant during the collection process will be payable by the Client.

3.	Quality. All Services will be performed by Consultant’s personnel in a professional manner. All Services provided are subject to final approval by an agent or authorized management of Client.

4.	Travel And Expenses. Travel related expenses will be billed by Consultant to Client based upon actual cost and will be subject to Client’s Travel and Expense policies. The Client must approve all travel in advance.

5.	Waiver. Failure to invoke any right, condition, or covenant in the Agreement by either party to this Agreement shall not be deemed to imply or constitute a waiver of any right, condition or covenant.

6.	Relationship of the Parties. Consultant and its personnel shall be independent contractors of the Client and at all times shall identify themselves as independent contractors for the Client and shall not hold themselves out as officers, directors, partners, employees or agents of the Client, except as authorized in writing by the Client. Under no circumstances shall Consultant or its personnel look to the Client as their employer, or as a partner, joint venturer, agent or principal. Neither Consultant nor any of its personnel, employees or agents shall be entitled to any benefits afforded to the Client’s employees, including, without limitation, worker’s compensation, disability insurance, vacation or sick pay. Nothing contained in this Agreement shall provide Consultant or its personnel with the power or authority to bind the Client to any contract, agreement or arrangement with any person, except with the prior written approval of the Client. Either party may terminate this Agreement by written notice of termination to the other party.

7.	Binding Arbitration. THE PARTIES EXPRESSLY AGREE THAT THE TRANSACTION EVIDENCED BY THIS AGREEMENT INVOLVES COMMERCE AND THEY DESIRE TO SETTLE ALL AND ANY CONTROVERSIES INVOLVING OR RELATED TO THIS AGREEMENT THROUGH BINDING ARBITRATION UNDER THE PROVISIONS OF THE JAMS STREAMLINED ARBITRATION RULES AND PROCEDURES (“JAMS”) BEFORE A SINGLE ARBITRATOR. IF AT ANY TIME DURING THE TERM OF THIS AGREEMENT ANY DISPUTE, DIFFERENCE, OR DISAGREEMENT SHALL ARISE UPON OR WITH RESPECT TO THE AGREEMENT OR THE MEANING OR CONSTRUCTION OF ANY PROVISION HEREOF, EVERY SUCH DISPUTE, DIFFERENCE OR DISAGREEMENT SHALL BE SUBJECT TO FINAL BINDING, AND CONCLUSIVE ARBITRATION UNDER THE PROVISIONS OF JAMS AND JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. EACH PARTY TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS LOCATED IN DALLAS COUNTY, TEXAS, FOR ANY LAWSUITS, ACTIONS OR OTHER PROCEEDINGS ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IN THE EVENT AN ARBITRATION, SUIT OR ACTION IS BROUGHT BY ANY PARTY UNDER THIS AGREEMENT TO ENFORCE ANY OF ITS TERMS, OR ANY APPEAL THEREFROM, IT IS AGREED THAT THE SUBSTANTIALLY PREVAILING PARTY SHALL BE ENTITLED TO REASONABLE ATTORNEY FEES WHICH SHALL BE FIXED BY THE ARBITRATOR, TRIAL COURT AND/ OR APPELLATE COURT AS THE CASE MAY BE.

8.	Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCLUDING THOSE LAWS THAT DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.	Counterparts and Facsimile Execution. This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart has been signed by each party to this Agreement and delivered (by facsimile or otherwise) to every other party to this Agreement, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by that party.

10.	Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not by themselves determine the interpretation of this Agreement.

11.	Amendment of Agreement. This Agreement may be amended only by a written instrument signed by Consultant and Client.

12.	Severability. If any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement on the 6th day of February, 2009, to be effective as of December 1, 2008.

CLIENT:	SILVER CINEMAS ACQUISITION CO.

By:

/s/ Kevin Parke

Signature

President

Title

CONSULTANT:	IMMEDIATEK, INC.

By:

/s/ Darin Divinia

Signature

President

Title